INTEGRAL PLAN

                                FOR THE

                         UNIFIED EXPLOITATION

                                OF THE

                         CUSIANA OIL STRUCTURE

                                IN THE

                          SDLA, TAURAMENA AND

                             RIO CHITAMENA

                        ASSOCIATION CONTRACT AREAS

                  ____________________________________

                         DEPARTMENT OF CASANARE

                         REPUBLIC OF COLOMBIA

                 ____________________________________

                            BY AND AMONG

                    EMPRESA COLOMBIANA DE PETROLEOS

                  BP EXPLORATION COMPANY (COLOMBIA) LIMITED

                   TOTAL EXPLORATIE EN PRODUKTIE MIJ B.V.

                       AND TRITON COLOMBIA, INC.

                           DATED JULY 15, 1994

                   _______________________________________



                         TABLE OF CONTENTS

											                                                         Page

RECITALS										                                                    1

ARTICLE 1:		        DEFINITIONS AND INTERPRETATION			                 2

ARTICLE 2:		        EFFECTIVE DATE AND TERM				     	                 4

ARTICLE 3:		        NATURE AND PURPOSE OF AGREEMENT		    	            4

ARTICLE 4:		        ENLARGEMENT OF UNIFIED AREA			    	               4

ARTICLE 5:		        DEVELOPMENT AND PRODUCTION OF		    	     	        5
		                  PETROLEUM

ARTICLE 6:		        INTERESTS IN OPERATIONS AND PETROLEUM	    	       5
			                 DURING THE INITIAL PERIOD

ARTICLE 7:		        INTERESTS IN OPERATIONS AND PETROLEUM	    	       6
			                 FOLLOWING THE INITIAL PERIOD

ARTICLE 8:		        CONDUCT OF OPERATIONS IN THE UNIFIED AREA	        8

ARTICLE 9:		        RELATIONSHIP OF THE PARTIES			    	               8

ARTICLE 10:		       SETTLEMENT OF DISPUTES				    	                   9

ARTICLE 11:		       NOTICES							                                    9

ARTICLE 12:		       GOVERNING LAW						                              10

ARTICLE 13:		       GENERAL							                                   10

SIGNATURES									   	                                              10

ANNEX A		          CALCULATION OF UNIFIED AREA INTERESTS
			                FOLLOWING THE INITIAL PERIOD



	THIS AGREEMENT made as of the 15th day of July, 1994, by and among:


EMPRESA COLOMBIANA DE PETROLEOS - ECOPETROL, hereafter ECOPETROL, an industrial and commercial company of the State, authorized by Law 165 of 1948, presently governed by Decree No. 062 of 1970, represented by its President, JUAN MARIA RENDON GUTIERREZ, of majority age, a resident of Santafe de Bogota, identified by cedula No. 17,125,100 issued in Santafe de Bogota D.C.; and BP EXPLORATION COMPANY (COLOMBIA) LIMITED, hereafter BP, a corporation formed in accordance with the laws of England, with a branch properly established in Colombia through Public Deed No. 3775 of October 30, 1959, granted by the First Notary of Santafe de Bogota, represented by RICHARD C. CAMPBELL, of majority age, a resident of Santafe de Bogota, identified by cedula de extranjerea No. 248,326 issued in Santafe de Bogota, who acts as its Legal Representative; and TOTAL EXPLORATIE EN PRODUKTIE MAATSCHAPPIJ B.V., hereafter TOTAL, a corporation formed in accordance with the laws of the Netherlands, with a branch properly established in Colombia through Public Deed No. 600 of March 11, 1987, granted by the Eleventh Notary of Santafe de Bogota, represented by ASHLEY S. DODD, of majority age, a resident of Santafe de Bogota, identified by cedula de extranjeria No. 256,098 issued in Santafe de Bogota, who acts as its Legal Representative; and TRITON COLOMBIA, INC., hereafter TRITON, a corporation formed in accordance with the laws of the State of Delaware, the United States of America, with a branch properly established in Colombia through Public Deed No. 2979 of July 8, 1982, granted by the Sixth Notary of Santafe de Bogota, represented by IVAN FAJARDO, of majority age, a resident of Santafe de Bogota, identified by cedula de extranjeria No. 167,669 issued in Santafe de Bogota, who acts as its Legal Representative.


                            WITNESSETH:

	WHEREAS, BP, TOTAL and TRITON own undivided interests as Associate in that certain Association Contract for permit
Santiago de las Atalayas-1 effective as of July 1, 1982 (the
"SDLA Association Contract"); and


	WHEREAS, BP, TOTAL and TRITON own undivided interests as Associate in that certain Association Contract for sector
Tauramena effective as of July 4, 1988 (the "Tauramena
Association Contract"); and


	WHEREAS, BP, TOTAL and TRITON own undivided interest as Associate in that certain Association Contract for sector Rio
Chitamena effective February 1, 1991 (the "Rio Chitamena
Association Contract"); and


	WHEREAS, on June 29, 1993, ECOPETROL approved a Declaration of Commerciality submitted by the Associate for that part of the Cusiana Oil Structure underlying the areas covered by the SDLA and Tauramena Association Contracts; and


	WHEREAS, on October 7, 1993, ECOPETROL approved a Declaration of Commerciality submitted by the Associate for that part of the Cusiana Oil Structure underlying the area covered by the Rio
Chitamena Association Contract; and


	WHEREAS, the Ministry of Mines and Energy, by its Resolution Number 7-010 of January 19, 1994, which modified its earlier Resolution Number 7-172 of July 22, 1993, (collectively the "Resolution"), has required BP, as Operator of the SDLA, Tauramena and Rio Chitamena Association Contracts, to submit by
July 22, 1994, with the approval of all Parties, an "Integral
Plan for the Unified Exploitation of the Cusiana Oil Structure" which shall include the areas covered by the SDLA, Tauramena and Rio Chitamena Association Contracts; and


	WHEREAS, the Parties own the following undivided interests in the SDLA, Tauramena and Rio Chitamena Association Contracts:


				              ECOPETROL		         50%
		                BP			               19%
		                TOTAL		             19%
				              TRITON		            12%; and


	WHEREAS, the Parties wish to conserve natural resources, preserve the environment, prevent waste, maximize economic recovery and develop the hydrocarbon reservoirs underlying the Unified Area (as defined below) in a technically efficient and cooperative manner in accordance with generally accepted practices in the international Petroleum industry.


	NOW, THEREFORE, for and in consideration of these premises, the mutual convenants, representations, and obligations of the Parties herein contained, and for other good and valuable consideration, the Parties agree as follows:



	               	ARTICLE 1 - DEFINITIONS AND INTERPRETATION

1.1	In addition to the terms defined in the recitals and
    elsewhere in this Agreement, the terms set out below shall have the following meanings:

   	"Agreement" shall mean Articles 1 through 13 inclusive and Annex "A" of this Integral Plan for the Unified Exploitation of the Cusiana Oil Structure in the SDLA, Tauramena and Rio
    Chitamena Association Contract Areas, as the same may be amended from time to time.

	   "Associate" or "Associates" shall mean TOTAL, TRITON and/or BP as the case may be, or their successors or assignees, as the context permits.

	   "Association Contract" or "Association Contracts" shall mean the SDLA Association Contract, the Tauramena Association
    Contract and/or the Rio Chitamena Association Contract, as the context permits, including all amendments thereto, which are defined in the recitals to this Agreement.

	   "Cusiana Technical Development Plan" shall mean that certain Cusiana Technical Development Plan prepared by the Operator dated July 15, 1994, and all attachments and enclosures thereto, which has been approved by the Parties.

	   "Cusiana Oil Structure" shall mean those reservoirs containing hydrocarbon accumulations which underlie and are common to the Association Contracts, as more particularly described in the Resolution, and such other hydrocarbon accumulations as may be determined by the Parties and approved by the Ministry of Mines and Energy.

	   "Final Period" shall mean the period of time from the expiration of the second to expire Association Contract up to the Termination Date of this Agreement.

	   "Initial Period" shall mean the period of time from the Effective Date of this Agreement up to the SDLA Expiration Date.

	   "Ministry of Mines and Energy" shall mean the Ministry of Mines and Energy for the Republic of Colombia.

	   "Operator" shall mean BP, or such other Party that may be appointed from time to time under the Association Contracts or
    Article 8.1 hereunder, which is authorized to conduct operations in the Unified Area when acting in its capacity as Operator.

	   "Party" or "Parties" shall mean ECOPETROL, TOTAL, TRITON and/or BP as the case may be, or their successors or assignees, as the context permits.

	   "Petroleum" shall mean the natural mixture of hydrocarbons in liquid or gaseous state as well as any other substances included therein or derived therefrom, with the exception of helium and rare gases. Petroleum shall include crude oil, natural gas and condensate.

	   "Rio Chitamena Expiration Date" shall mean the date on which the Rio Chitamena Association Contract expires and the interests of the Associate thereunder revert to ECOPETROL.

	   "SDLA Expiration Date" shall mean the date on which the SDLA Association Contract expires and the interests of the Associate thereunder revert to ECOPETROL (July 1, 2010, as provided for in the Resolution).

	   "Second Period" shall mean the period of time from the SDLA Expiration Date up to the expiration date of the second to expire Association Contract.

	   "Tauramena Expiration Date" shall mean the date on which the Tauramena Association Contract expires and the interests of the Associate thereunder revert to ECOPETROL (July 4, 2016, as provided for in the Resolution).

	   "Unified Area" shall mean the lands subject to the SDLA, Tauramena and Rio Chitamena Association Contracts which are underlain by the Cusiana Oil Structure.

	   "Unified Area Interest" shall mean at any particular time and in relation to a Party the undivided interest expressed as a percentage which that Party has at that time in and to the whole of the Unified Area and the Petroleum produced and saved from the Cusiana Oil Structure as determined by this Agreement.

1.2	Except to the extent that the context or the express
    provisions of this Agreement otherwise require:

	   a.)  	words importing the singular shall included the plural and
          vice versa;

	   b.)	  headings are for convenience or reference only and shall
          not affect the construction of this Agreement;

	   c.)	  all references to Articles shall be construed as references to articles of this Agreement;

	   d.)	  all references to documents or other instruments shall
          include all amendments and replacements thereof and all supplements thereto;

	    e.) 	all references to persons shall include their successors,
          transferees and assigns.

                   ARTICLE 2 - EFFECTIVE DATE AND TERM

2.1	This Agreement shall be effective upon the date of approval
    by the Ministry of Mines and Energy (The "Effective Date"), and shall remain in force for so long as the Associate owns an interest in any part of the Unified Area. This Agreement will terminate when the last of the Association Contracts expires and the whole of the Unified Area reverts to the sole ownership and control of ECOPETROL ( the "Termination Date").

              ARTICLE 3 - NATURE AND PURPOSE OF AGREEMENT

3.1	The purpose of this Agreement is to provide for the
    conservation of natural resources, the preservation of the environment, the prevention of waste and the maximum economic recovery to all Parties in developing the Cusiana Oil Structure in a technically efficient and cooperative manner according to generally accepted practices in the Petroleum industry.

3.2	Each Party reserves all rights that it has or may have under each of the Association Contracts, and each of the Association Contracts shall remain unmodified and in full force and effect except as specifically provided for in this Agreement. The execution of this Agreement does not constitute a conveyance or cross-conveyance by the Parties of any interests in the Unified Area or in any of the Association Contracts.

3.3	This Agreement, when approved by the Ministry of Mines and
    Energy, shall be deemed to have satisfied all the requirements of Article 31 of the Petroleum Code, Article 76 of Decree 1895 of 1973, Clause 16 of the Association Contracts and Resolution Number 7-010 of January 19, 1994, by the Ministry of Mines and Energy regarding the adoption of an integral plan for the exploitation of the Cusiana Oil Structure.

             ARTICLE 4 - ENLARGEMENT OF UNIFIED AREA


4.1	In the event that the Ministry of Mines and Energy
    determines that the Cusiana Oil Structure extends into areas outside the Unified Area, then this Agreement and the Unified Area may be amended to include such additional areas and parties as may be necessary to satisfy the objectives of this Agreement as provided for in Article 3.

4.2	Any such amendment of this Agreement and enlargement of the
    Unified Area shall require the consent of all Parties and the consent of any additional parties who may own interests in areas to be included within the amended Unified Area. Such amendments shall be effective upon approval of the Ministry of Mines and Energy.

4.3	Unless all Parties agree otherwise, no amendment of this
    Agreement or enlargement of the Unified Area shall require the retroactive adjustments of costs, investments or shares of Petroleum among the Parties.

4.4	Unless all Parties agree otherwise, the Unified Area shall
    not be reduced in size during the term of this Agreement.

              ARTICLE 5 - DEVELOPMENT AND PRODUCTION OF PETROLEUM

5.1	In order to comply with the requirements of Colombian law,
    and specifically Article 165 of the Petroleum Code, and in order to meet the objectives set out in Article 3 of this Agreement, the Parties agree to develop the Cusiana Oil Structure in accordance with the technical requirements and provisions of the Cusiana Technical Development Plan, which is incorporated in and made a part of this Agreement for all purposes by this reference.

5.2	The Cusiana Technical Development Plan may be revised from
    time to time by the agreement of all Parties, subject to the approval of the Ministry of Mines and Energy, and any such approved revision of the Cusiana Technical Development Plan shall be binding on the Parties and shall become a part of this Agreement as provided for in Article 5.1.

5.3	Any operation conducted for the sole benefit or account of a
    Party shall not hinder, interfere or prejudice the exploitation of the Cusiana Oil Structure provided for hereunder or the interests of the other Parties hereunder.

5.4	Notwithstanding the provisions in Article 31 of the
    Petroleum code, the Parties may drill wells in the Unified Area less than 100 meters from the boundaries of any of the Association Contracts.

              ARTICLE 6 - INTERESTS IN OPERATIONS AND PETROLEUM
                              DURING THE INITIAL PERIOD

6.1	During the Initial Period:

	   a.)	Save as provided for in Article 7.5, the costs of approved
        operations and investments in the Unified Area shall be borne and made by the Parties according to their Unified Area
        Interests irrespective of the Association Contract in which such operations are conducted or such investments are made.

	   b.)	Petroleum produced, except that which has been used or lost
        in operations in each Association Contract, shall be separately metered and shall, after delivery of the royalty share, be owned by the Parties to each Association Contract in which such Petroleum is produced according to the undivided interests of the Parties in each such Association Contract, at the time; provided, however, that Petroleum produced and saved from any part of the Unified Area shall be deemed for purposes of this Agreement and the Association Contracts to have been produced and saved from all of the Association Contracts.

6.2	Based on the undivided interests of the Parties in the
    Association Contracts as of the Effective Date, the Unified Area Interests of the Parties during the Initial Period are as follows:

							                                           Unified Area
				              Party			                         Interests

				              ECOPETROL		                       50.00%
				              BP			                             19.00%
				              TOTAL		                           19.00%
				              TRITON		                          12.00%
							                                            100.00%

6.3	For the purpose of maintaining uniformity of the Unified
    Area Interests during the Initial Period, the Parties agree not to sell, transfer, assign, withdraw or make any other disposition of their interests in any of the Association
    Contracts unless such disposition covers either:

    a.)	the entire interest of the Party in the Unified Area; or

	   b.)	an equal undivided interest in the entire Unified Area.

	   Every such sale, transfer, assignment, withdrawal or other disposition of a Party's interest in the Unified Area shall be made expressly subject to this Agreement.

6.4	If, during the Initial Period, the interests of any Party in the Association Contracts should increase or decrease in compliance with the provisions of Article 6.3, then the Unified Area Interest of such Party shall be adjusted correspondingly effective upon such increase or decrease, with the result that there shall be no retroactive adjustment of the Unified Area Interests of the Parties.


            ARTICLE 7 - INTERESTS IN OPERATIONS AND PETROLEUM
                           FOLLOWING THE INITIAL PERIOD

7.1	Effective from the SDLA Expiration Date, the Unified Area
    Interests of the Parties for the Second and Final Periods shall be redetermined in accordance with the following procedures:

	   a.)	Within the first quarter of the year 2005, the Parties
        shall, by unanimous agreement, appoint two internationally recognized reservoir engineering firms to make independent determinations of the original barrels of oil equivalent ("BOEs") of Petroleum in place under the Unified Area, and under each Association Contract forming a part thereof. For the purposes of this Agreement, 5.8 mcf gas shall equal 1 BOE. In the event that the Parties cannot unanimously agree on the appointment of such firms within the first quarter of the year 2005, then the president of the Society of Petroleum Engineers (the "SPE") at his sole discretion shall appoint such firms within thirty days following a request by the Operator. Such firms shall complete their determinations and issue a final report within ninety days of their appointment.

	   b.)	If the determinations of the two firms are within five
        percent (5%) of each other with respect to the original BOEs of Petroleum in place under the Association Contracts in the Unified Area, then the arithmetical mean of the two determinations shall be used.

	   c.)	If the determinations of the two firms vary by more than
        five percent (5%) of each other with respect to the original BOEs of Petroleum in place under the Association Contracts in the Unified Area, then the president of the SPE, within thirty days following a request by the Operator, shall appoint a third
        internationally	recognized reservoir engineering firm at his
        sole discretion to make an independent determination of the original BOEs of Petroleum in place under each Association Contract in the Unified Area. Such firm shall complete its determination and issue a final report within ninety days of its appointment. The arithmetical mean of the three determinations shall then be used for the Association Contracts in the Unified Area.

	   d.)	As a result of these determinations, a "Tract Factor" shall
        be calculated for each Association Contract which shall be the amount of original BOEs of Petroleum in place under each Association Contract as a percentage of the total original BOEs of Petroleum in place under the Unified Area. Once established, these Tract Factors shall remain effective and unmodified for the Second and Final Periods.

	   e.)	Each Party's Unified Area Interest during the Second and
        Final Periods shall be the aggregate of that Party's interest in each Association Contract applicable during such period multiplied by the Tract Factor for each such Association Contract. Tables showing how these Unified Area Interests will be calculated are included in Annex "A", which is attached hereto and made a part hereof.

	   f.)	The Parties agree that the determinations made in
        accordance with the foregoing procedures shall be final and binding on each of them.

7.2	During the Second and Final Periods:

	   a.)	Save as provided for in Article 7.5, the costs of approved
        operations and investments in the Unified Area shall be borne and made by the Parties according to their Unified Area
        Interests, applicable at the time as determined above, irrespective of the Association Contract in which such operations are conducted or such investments are made.

	   b.)	Petroleum produced, except that which has been used or lost
        in operations in the Unified Area, shall be allocated to each of the Association Contracts according to the respective Tract
        Factors of each and shall, after delivery of the royalty share, be owned by the Parties to each Association Contract to which such Petroleum is allocated according to the undivided interests of the Parties in each such Association Contract applicable at the time; provided, however, that Petroleum produced and saved from any part of the Unified Area shall be deemed for purposes of this Agreement and the Association Contracts to have been produced and saved from all of the Association Contracts.

7.3	If, during the Second and Final Periods, the interests of
    any Party in any of the Association Contracts should increase or decrease, then the Unified Area Interest of such Party shall be adjusted correspondingly effective upon such increase or decrease, with the result that there shall be no retroactive adjustment of the Unified Area Interests of the Parties.

7.4	Unless all of the Parties agree otherwise, the
    redetermination of the Unified Area Interests as provided for above shall be prospective in application for the Second and Final Periods only, as applicable. There shall be no retroactive adjustments of costs, investments or shares of Petroleum among the Parties as a result of such redeterminations.

7.5	The Parties recognize that there is an inherent disincentive to the Associates against making new capital investments in the Unified Area prior to the scheduled expiration of an Association Contract when the Associates will only benefit from such new capital investments at their reduced Unified Area Interests following the expiration of the Association Contract.
    Therefore, in order to promote the continuous and efficient development of the Cusiana Oil Structure in the whole of the Unified Area during the entire term of this Agreement, in accordance with the objectives set out in Article 3, the Parties agree, notwithstanding the provisions of Articles 6.1 (a) and
    7.2 (a) to the contrary, that new capital investments in the Unified Area approved during the five years prior to the expiration of an Association Contract shall be borne and paid by the Parties according to a sliding scale taking into consideration the timing of such capital investments, the Unified Area Interests of the Parties in effect before and after the expiration of the Association Contract and the relative benefits that will be realized by the Parties as a result of making such capital investments.

               ARTICLE 8 - CONDUCT OF OPERATIONS IN THE UNIFIED AREA

8.1	The Parties hereby confirm the appointment of BP as Operator of the Unified Area for the Initial Period and BP agrees so to act in accordance with the terms and conditions of this Agreement and the Association Contracts. Following the expiration of each Association Contract and the reversion of interests therein to ECOPETROL during the Second and Final Periods, ECOPETROL shall be appointed Operator of that part of the Unified Area that was formerly covered by that Association Contract and BP will operate that part of the Unified Area that is covered by the remaining effective Association Contracts. ECOPETROL and BP shall cooperate with each other in conducting all operations in the Unified Area during the Second and Final Periods in accordance with the terms and provisions of this Agreement, the Association Contracts and the Cusiana Technical Development Plan.

8.2	Except as specifically provided for in this Agreement,
    operations in the Unified Area shall be conducted pursuant to the terms and provisions of the Association Contracts and, with respect to the Associates, those certain operating agreements which have been entered into by them relating to the Unified Area, all of which agreements shall remain in full force and effect.

            ARTICLE 9 - RELATIONSHIP OF THE PARTIES

9.1	The rights, duties, obligations, and liabilities of the
    Parties under this Agreement and in the Unified Area, in any Petroleum produced therefrom and in any operations conducted therein, shall be several in proportion to their Unified Area Interests, and shall not be joint or collective. The execution of this Agreement does not create any corporation, partnership or association in any form.

9.2	Each Party agrees to the extent of its Unified Area Interest to indemnify each other Party against any and all losses, injuries, claims or damages of any kind suffered by any person (including any legal costs or expenses or other disbursements whatsoever paid in compromise or settlement of any claim) in connection with or arising out of this Agreement or the relationships or activities of the Parties hereunder.

9.3	This Agreement is not intended and shall not be construed to provide, directly or indirectly, for any joint financing arrangements, or any cooperative refining, joint sale or joint marketing of Petroleum.


             ARTICLE 10 - SETTLEMENT OF DISPUTES

10.1	Any differences of a legal nature arising between the
     Parties regarding the interpretation and/or implementation of this Agreement that cannot be settled amicably shall be referred for a final decision to the Colombian courts having jurisdiction over the subject matter in dispute.

10.2	Any differences of a technical nature arising between the
     Parties regarding the interpretation and/or implementation of this Agreement that cannot be settled amicably shall be referred for a final decision to experts designated as follows: one by each Party to the dispute and an additional one or umpire appointed by mutual agreement of the experts so designated. Should an agreement not be reached as to the appointment of the additional expert, the latter shall be appointed, upon the request of any Party to the dispute, by the Board of Directors of the Colombian Association of Petroleum Engineers (ACIPET) which has its headquarters in Bogota.

10.3	Any differences of an accounting nature arising between the
     Parties regarding the interpretation and/or implementation of this Agreement that cannot be settled amicably shall be referred for a final decision to experts, who shall be certified public accountants, designated as follows: one by each Party to the dispute and an additional one or umpire appointed by the experts so designated. Should an agreement not be reached as to the appointment of the additional expert, the latter shall be appointed, upon the request of any Party to the dispute, by the Central Board of Accountants (Junta Central de Contadores) which has its headquarters in Bogota.

10.4	The Parties to a dispute who refer a matter to experts for
     a final decision, as provided for in Articles 10.2 and 10.3, hereby agree that the experts' decision shall have the full effect of a settlement between them, and such decision shall be final and binding on each of them.

10.5	In the case of disagreement between the Parties as to
     whether a dispute is technical, accounting or legal in nature, the dispute shall be considered to be legal, and Article 10.1 shall apply.


                             ARTICLE 11 - NOTICES


11.1	All notices and other communications between the Parties in
     relation to this Agreement shall be in writing and shall be sent by facsimile or by hand delivery to the Parties at the following addresses:

	    EMPRESA COLOMBIANA DE PETROLEOS
	    Carrera 13 No. 36-24
	    Santafe de Bogota, D.C. - Colombia
	    Telefax:  (571) 287-0041
	    Attention:  President

	    BP EXPLORATION COMPANY (COLOMBIA) LTD.
	    Carrera 9A No. 99-02, Piso 4
	    Apartado Aereo 59824
	    Santafe de Bogota, D.C. - Colombia
	    Telefax:  (571) 618-2847 / 611-1127
	    Attention:  R. Campbell

	    TOTAL EXPLORATIE EN PRODUKTIE MIJ B.V.
	    Calle 72 No. 10-03, Piso 8
	    Apartado Aereo 251375
	    Santafe de Bogota, D.C. - Colombia
	    Telefax:  (571) 235-8453
	    Attention:  J. de Boisseson

	    TRITON COLOMBIA, INC.
	    Carrera 9A No. 99-02
	    Oficina 407
	    Santafe de Bogota, D.C. - Colombia
	    Telefax:  (571) 618-2553
	    Attention:  I. Fajardo

11.2	A Party may change its address for notice by notice to the
     other Parties.

11.3	Notices by facsimile shall be presumed received on the
     working day at the place of receipt next following the date of transmission unless receipt of the notice is acknowledged earlier. Each Party shall immediately acknowledge receipt of any notice by facsimile when requested to do so by the sender.

                   ARTICLE 12 - GOVERNING LAW

12.1	The construction, validity and performance of this
     Agreement shall be governed by and interpreted in accordance with the laws of the Republic of Colombia.


                       ARTICLE 13 - GENERAL

13.1	If any one or more of the provisions of this Agreement or
     any part or parts thereof shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable laws, such illegality, invalidity or unenforceability shall not vitiate the remainder of this Agreement, and this Agreement shall be construed as if such illegal, invalid or unenforceable passages were omitted.

13.2	This Agreement represents the entire agreement of the
     Parties and may only be amended by an instrument in writing signed by all Parties.

13.3	In the event of any conflict or ambiguity between this
     Agreement and the Association Contracts, this Agreement will prevail.

	IN WITNESS WHEREOF, the Parties have executed this Agreement by their respective authorized representatives.


	EMPRESA COLOMBIANA				                     TOTAL EXPLORATIE EN
	DE PETROLEOS					                          PRODUKTIE MIJ B.V.



	By:	Juan Maria Rendon				                  By:	Ashley S. Dodd
	Title:	President					                      Title:	Legal Representative




	BP EXPLORATION COMPANY			                  TRITON COLOMBIA, INC.
	(COLOMBIA) LIMITED



	By:	Richard C. Campbell				                By:	Ivan Fajardo
	Title:	Legal Representative				            Title:	Legal Representative







                                 ANNEX "A"



                                INTEGRAL PLAN

                                   FOR THE

                            UNIFIED EXPLOITATION

                                   OF THE

                            CUSIANA OIL STRUCTURE

                                   IN THE

                              SDLA, TAURAMENA AND

                                 RIO CHITAMENA

                         ASSOCIATION CONTRACT AREAS

                              DATED JULY 15, 1994




                     CALCULATION OF UNIFIED AREA INTERESTS
                          FOLLOWING THE INITIAL PERIOD









1.	Calculation of Tract Factors applicable for both the Second
   and Final Periods

				                           	Original
	Association Contract	      BOE's in Place			      Tract Factor (%)
	SDLA				                          x                 				  x/T
	2nd to expire 	            		     y					                  y/T
	last to expire			                 z	       	              z/T
					                              T			        	       100.00%


2.	Calculation of Unified Area Interests applicable for the
   Second Period

	a.)	SDLA Tract Interest

			               Undivided Interest in		     SDLA	         SDLA
			               Association Contract		    Tract Factor	  Tract Interest
	ECOPETROL		               100.00%		        x/T	            1.00 *  x/T
	BP			                       -0- 		         x/T	            	   -0-
	TOTAL	  	                   -0-		          x/T	        	       -0-
	TRITON		                    -0-		          x/T	                -0-
				                    100.00% 				                        1.00 * x/T



	b.)	2nd to Expire Association Contract Tract Interest

			                Undivided Interest in
			                Association Contract		     Tract Factor	  Tract Interest
	ECOPETROL		              50.00%	  	               y/T	        .50 * y/T
	BP			                    19.00%		                 y/T	        .19 * y/T
	TOTAL	  	                19.00%		                 y/T	        .19 * y/T
	TRITON		                 12.00%  		               y/T         .12 * y/T
				                     100.00%				                          1.00 * y/T


	c.)	Last to Expire Association Contract Tract Interest

			               Undivided Interest in
			               Association Contract		     Tract Factor  	  Tract Interest
	ECOPETROL		              50.00%	  	              z/T	          .50 * z/T
	BP			                    19.00%		                z/T	          .19 * z/T
	TOTAL	  	                19.00%		                z/T	          .19 * z/T
	TRITON		                 12.00%  		              z/T          	.12 * z/T
				                     100.00%				                           1.00 * z/T

 d.)	Unified Area Interests


			           (1) 	           (2)                 (3)               (4)
			          SDLA	        2nd to Expire     	Last to Expire	    Unified Area
		   	    Tract Interest	 Tract Interest     Tract Interest	     Interests
ECOPETROL	    1.00 * x/T	   .50 * y/T	         .50 * z/T	      (1) + (2) +(3)
BP		         -0-           .19 * y/T 	        .19 * z/T	       (1) + (2)+ (3)
TOTAL	       -0-	          .19 * y/T        	 .19 * z/T        (1) +(2) + (3)
TRITON	      -0-	           .12 * y/T         	.12 * z/T	      (1)+ (2) + (3)
				         1.00 * x/T	   1.00 * y/T	        1.00 * z/T	         100.00%

3.	Calculation of Unified Area Interests applicable for the
   Final Period

	a.)	SDLA Tract Interest

			           Undivided Interest in		     SDLA	             SDLA
			           Association Contract		     Tract Factor   	Tract Interest
	ECOPETROL		         100.00%		              x/T	          1.00 *  x/T
	BP			                 -0- 		               x/T	        	     -0-
	TOTAL	  	             -0-		                x/T	        	     -0-
	TRITON		              -0-		                x/T	              -0-
				                100.00%				                            1.00 * x/T


	b.)	2nd to Expire Association Contract Tract Interest

			            Undivided Interest in
			            Association Contract		   Tract Factor	     Tract Interest
	ECOPETROL		         100.00%	  	             y/T	           1.00 * y/T
	BP			                 -0-		                 y/T	               -0-
	TOTAL	  	             -0-		                 y/T	               -0-
	TRITON		              -0-		                 y/T          	     -0-
				                 100.00%				                            1.00 * y/T


	c.)	Last to Expire Association Contract Tract Interest

			             Undivided Interest in
			             Association Contract		   Tract Factor     	Tract Interest
	ECOPETROL		           50.00%	  	            z/T	             .50 * z/T
	BP			                 19.00%		              z/T	             .19 * z/T
	TOTAL	  	             19.00%		              z/T	             .19 * z/T
	TRITON		              12.00%  		            z/T              .12 * z/T
				                  100.00%				                            1.00 * z/T

 d.)	Unified Area Interests

 			              (1) 	            (2)              (3)          (4)
			              SDLA	         2nd to Expire   	Last to Expire 	Unified Area
			          Tract Interest   	Tract Interest   Tract Interest 	Interests
ECOPETROL	    1.00 * x/T	        1.00 * y/T	     .50 * z/T    (1) + (2) +(3)
BP		              -0-        	       -0- 	       .19 * z/T    (1) + (2) +(3)
TOTAL	            -0-	               -0-       	 .19 * z/T   	(1) + (2) +(3)
TRITON	           -0-	               -0-       	 .12 * z/T   	(1) + (2) +(3)
			   	      1.00 * x/T	         1.00 * y/T	    1.00 * z/T	      100.00%



	NOTE:	 The interests shown in this Annex "A" are based on the
undivided interests of the Parties in the Association Contracts as of the Effective Date of the Agreement and are subject to modification after the Effective Date in accordance with Articles 6.4 and 7.3.